UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2004

ITC^DELTACOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former name or former address, if changed since last report.)

Item 5.	Other Events and Regulation FD Disclosure.

On March 5, 2004, ITC^DeltaCom, Inc. issued a press release announcing that the listing of its common stock would be transferred to the Nasdaq National Market from the Nasdaq SmallCap Market effective at the beginning of trading on March 5, 2004. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained or incorporated by reference in Item 12 to this Current Report on Form 8-K is incorporated by reference in this Item 5 and shall deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 12.	Results of Operations and Financial Condition.

On March 5, 2004, ITC^DeltaCom, Inc. issued a press release announcing certain consolidated financial and operating results for the fiscal quarter and year ended December 31, 2003 and certain other information. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: March 9, 2004	/s/ J. THOMAS MULLIS
J. Thomas Mullis Senior Vice President-Legal and Regulatory

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Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press release dated March 5, 2004.

99.2	Press release dated March 5, 2004.